UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 19, 2019

Box, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36805	20-2714444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Jefferson Ave.

Redwood City, California 94063

(Address of principal executive offices, including zip code)

(877) 729-4269

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	BOX	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On June 19, 2019, Box, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The stockholders of the Company voted on the following proposals at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 8, 2019:

1.	To elect three Class II directors to serve until the Company’s 2022 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers; and

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 31, 2020.

Holders of the Company’s Class A Common Stock were entitled to one vote for each share held as of the close of business on April 26, 2019 (the “Record Date”).

Present at the Annual Meeting in person or by proxy were holders of shares of Class A Common Stock representing an aggregate of 130,637,832 votes, or more than 89% of the voting power of all issued and outstanding shares as of the Record Date, entitled to vote at the Annual Meeting, constituting a quorum.

The voting results for each of these proposals are detailed below.

1.	Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Kim Hammonds	79,569,424	7,939,351	43,129,057
Dan Levin	62,112,730	25,396,045	43,129,057
Josh Stein	61,640,853	25,867,922	43,129,057

Each director nominee was duly elected as a Class II director to serve until the Company’s 2022 annual meeting of stockholders and until their successors are duly elected and qualified.

2.	Advisory Vote on Compensation of Named Executive Officers

For	Against	Abstained	Broker Non-Votes
82,568,545	4,690,558	249,672	43,129,057

The stockholders advised that they were in favor of the compensation of the Company’s named executive officers.

3.	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstained	Broker Non-Votes
129,574,311	448,004	615,517	—

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 31, 2020 was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOX, INC.
Date: June 24, 2019

	By:	/s/ David Leeb
David Leeb
Senior Vice President, General Counsel and Corporate Secretary